DREYFUS BASIC MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus BASIC Money Market Fund, Inc. for its fiscal year ended February 28, 1997. Your Fund produced a yield of 5.07% and after taking into account the effect of compounding, the effective yield was 5.19%.*
ECONOMIC REVIEW
    Economic evidence in early 1997 indicates that real GDP growth has not slowed significantly from the 3.2% reported for the four quarters of 1996. A key economic risk now developing lies in a further escalation of labor market tightness which could fuel faster wage inflation. This is reigniting fears of higher future price inflation, even while current prices are held low by the strong dollar. Market interest rates have recently been led higher by rising expectations for a Federal Reserve tightening in coming months, which could help temper demand and would support our view that we are still in a long economic cycle.
    In the household sector, confidence is soaring, job insecurity is disappearing and real wages are rising. Hence, consumer spending growth appears fairly solid in early 1997. Simultaneously, a rebound in production of consumer goods is underway, both to meet the demand and replenish inventories left depleted at year-end. Elsewhere, capital goods orders have been slowing since last fall, while export orders are less strong in early 1997, somewhat hurt by the higher dollar. However, a rise in demand for consumer goods typically will attract imports, bolstering growth overseas; better foreign economic growth may help offset the higher dollar to sustain demand for U.S. exports.
    Although wages have been on the rise since the fall of 1996, price inflation has continued to decelerate. The risks for the future from wage hikes that are driven by labor shortages are twofold: first, they may fuel overheating in the economy, ultimately promoting price inflation; second, they may slow profits for some companies. Profits are also vulnerable this year for import-competing companies and at multinationals that have not hedged their foreign currency exposure. Nonetheless, we expect overall profits to sustain steady growth in 1997.
    Market interest rates have shifted higher recently. Short term rates are taking their cue from the Fed, expecting a tightening within a few months. Long term rates, still within the trading range established over the last 12 months, have nevertheless trended higher. Announcement of a balanced Federal budget agreement would represent a positive development that could curtail the rise in bond yields.
    The economy will shortly begin its seventh expansion year, a trend that we believe could continue. A step by the Federal Reserve to tighten interest rates could prolong this favorable business cycle.
MONEY MARKET OVERVIEW
    This past year was a volatile one for the money market. However, the net change in rates from one end of the fiscal year to the other was not very great.
    The condition of the U.S. economy, the outlook for inflation, and what _ if anything _ the Federal Reserve might do about it were the overriding influences on the credit markets.
    Early in the fiscal period, rates generally rose, especially after strong employment reports in late spring and early summer convinced the market that the Fed would need to tighten money rates in order to prevent a recurrence of inflation. By late summer, however, it became clear that inflation was not an immediate threat. The Fed acknowledged as much by taking no preemptive action. Furthermore, the economy was a constructive influence, providing continued yet moderate growth without exerting undue upward pressure on wage levels or general price indicators. Thus, in the latter part of the calendar year, interest rates simmered down.
    In early 1997, however, the money market developed a case of jittery nerves, especially in the face of warnings from the Chairman of the Federal Reserve Board that something might need to be done to curb excessive stock market speculation. There has been no action by the Fed to affect interest rates since late January, 1996, when the Fed lowered the discount rate by a modest 0.25%.
    In spite of the nervousness, the market was essentially neutral on interest rates until February of this year when Chairman Greenspan became more outspoken about the possibility of tightening interest rates. At the same time, some fairly robust economic numbers began to edge rates higher.
    The market's present posture, as of mid-March, is to position itself for higher rates but drastic changes in the climate are not being discounted as yet.
PORTFOLIO TACTICS
    During most of the past year we tried to keep average maturities in the portfolio longer than the industry average. The purpose, of course, was to augment yields to the investor. Our maturity structure is designed to deal with changeable eventualities. Lately, this has resulted in a somewhat less aggressive posture. We believe this approach confers some defensive benefits while seeking superior yields.
                                  Sincerely,

                          [Patricia A. Larkin signature logo]
                                  Patricia A. Larkin
                                  Senior Portfolio Manager
March 17, 1997
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                                  FEBRUARY 28, 1997
                                                                                                    Principal
Negotiable Bank Certificates of Deposit_34.9%                                                        Amount          Value
                                                                                                  ____________     __________
Banc One Wisconsin
  5.33%, 3/25/97............................................................                   $     35,000,000  $ 34,999,982
Bankers Trust Co.
  5.43%, 2/19/98............................................................                         50,000,000    49,962,380
Bank of Tokyo-Mitsubishi (Yankee)
  5.60%-6.00%, 4/15/97-10/3/97..............................................                         32,000,000    32,000,146
Barclays Bank PLC (Yankee)
  5.42%, 2/20/98............................................................                         50,000,000    49,976,421
Bayerische Hypothenken-und Wechsel-Bank AG (London)
  5.78%, 1/9/98.............................................................                         25,000,000    25,005,415
Chase Manhattan Bank (USA)
  5.50%, 7/9/97.............................................................                         25,000,000    25,000,000
Dai-Ichi Kangyo Bank Ltd. (Yankee)
  5.65%-5.70%, 3/31/97-7/23/97..............................................                         35,000,000    35,000,781
Fuji Bank Ltd. (Yankee)
  5.45%-5.64%, 3/17/97-4/23/97..............................................                         85,000,000    85,000,954
Industrial Bank of Japan Ltd. (Yankee)
  5.55%, 4/7/97.............................................................                         10,000,000    9,999,983
Morgan Guaranty Trust Co.
  5.51%, 9/18/97............................................................                         25,000,000    25,045,991
Sanwa Bank Ltd. (London)
  5.44%, 4/7/97.............................................................                         30,000,000    30,003,289
Sanwa Bank Ltd. (Yankee)
  5.49%-5.70%, 3/31/97-5/19/97..............................................                         15,000,000    15,000,474
Societe Generale (Yankee)
  5.57%-6.03%, 7/21/97-10/7/97..............................................                         90,000,000    90,010,820
Sumitomo Bank Ltd. (Yankee)
  5.56%-5.82%, 4/14/97-10/31/97.............................................                         55,000,000    55,000,000
SwedBank (Yankee)
  5.61%-5.65%, 10/9/97-11/14/97.............................................                         65,000,000    65,000,000
                                                                                                                ______________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $627,006,636).......................................................                                    $ 627,006,636
                                                                                                              ===============
Bankers' Acceptances_3.5%
Bank of Tokyo-Mitsubishi (Yankee)
  5.70%, 3/10/97............................................................                      $   7,250,000   $ 7,239,941
Industrial Bank of Japan Ltd. (Yankee)
  5.71%, 3/19/97............................................................                         55,000,000    54,847,100
                                                                                                                ______________
TOTAL BANKERS' ACCEPTANCES
  (cost $62,087,041)........................................................                                    $  62,087,041
                                                                                                              ===============

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      FEBRUARY 28, 1997
                                                                                                    Principal
Commercial Paper_13.9%                                                                                Amount          Value
                                                                                                  ____________     ____________
Bankers Trust New York Corp.
  5.44%-5.67%, 8/12/97-10/27/97.............................................                   $     35,000,000    $ 33,851,889
Lehman Brothers Holdings Inc.
  5.51%-5.78%, 4/28/97-10/3/97..............................................                         70,000,000     68,397,067
Merrill Lynch & Co. Inc.
  5.50%, 8/4/97-10/14/97....................................................                         60,000,000     58,353,097
Morgan Stanley Group Inc.
  5.41%, 4/25/97............................................................                         30,000,000     29,755,250
Salomon Inc.
  5.78%, 8/4/97.............................................................                         14,000,000     13,659,053
Sanwa Business Credit Corp.
  5.44%, 5/19/97............................................................                         20,000,000     19,764,756
Spintab AB
  5.40%, 5/7/97.............................................................                         25,000,000     24,752,007
                                                                                                                 ______________
TOTAL COMMERCIAL PAPER
  (cost $248,533,119).......................................................                                      $ 248,533,119
                                                                                                                ===============
Corporate Notes_13.2%
Abbey National PLC
  5.22%, 3/17/97............................................................                   $     50,000,000    $ 49,997,679
Abbey National Treasury Services PLC
  5.60%, 11/21/97...........................................................                         35,000,000      34,974,346
Bear Stearns Companies Inc.
  5.51%-5.52%, 6/27/97-7/8/97(a)............................................                         75,000,000      75,000,000
General Motors Acceptance Corp.
  5.28%-5.64%, 3/13/97-4/15/97..............................................                         46,210,000      46,302,578
Lehman Brothers Holdings Inc.
  5.81%, 6/15/97............................................................                         10,000,000      10,045,020
Merrill Lynch & Co. Inc.
  5.47%, 5/13/97............................................................                         20,000,000      19,999,227
                                                                                                                 ______________
TOTAL CORPORATE NOTES
  (cost $236,318,850).......................................................                                    $   236,318,850
                                                                                                                ===============
Promissory Notes_4.6%
Goldman Sachs Group L.P.
  5.43%-5.85%, 3/17/97-10/10/97(b,c)
  (cost $83,000,000)........................................................                      $  83,000,000    $ 83,000,000
                                                                                                                  =============
Short-Term Bank Notes_7.1%
Bank of America Illinois
  5.54%-5.58%, 9/30/97-11/19/97.............................................                   $     36,900,000    $ 36,936,898

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     FEBRUARY 28, 1997
                                                                                                    Principal
Short-Term Bank Notes (continued)                                                                     Amount          Value
                                                                                                   ___________      ___________
First National Bank of Boston
  5.44%-5.50%, 3/17/97-4/11/97..............................................                   $     90,000,000   $  90,000,000
                                                                                                                 ______________
TOTAL SHORT-TERM BANK NOTES
  (cost $126,936,898).......................................................                                      $ 126,936,898
                                                                                                                  =============
U.S. Government Agencies_11.1%
Federal National Mortgage Association ,
  Floating Rate Notes(a)
  5.36%-5.46%, 6/20/97-1/21/98
  (cost $199,929,475).......................................................                    $   200,000,000   $ 199,929,475
                                                                                                                 ==============
Time Deposits_10.6%
Berliner Handels-und Frankforter Bank AG
  5.42%, 3/3/97.............................................................                   $     69,887,000   $  69,887,000
First Union National Bank (Nassau)
  5.38%, 3/3/97.............................................................                         60,000,000      60,000,000
Westdeutsche Landesbank Girozentrale (Cayman)
  5.38%, 3/3/97.............................................................                         60,000,000      60,000,000
                                                                                                                 ______________
TOTAL TIME DEPOSITS
  (cost $189,887,000).......................................................                                    $   189,887,000
                                                                                                                ===============
TOTAL INVESTMENTS
  (cost $1,773,699,019)...........................................            98.9%                              $1,773,699,019
                                                                            ========                           ================
CASH AND RECEIVABLES (NET)........................................             1.1%                               $  20,293,026
                                                                            ========                           ================
NET ASSETS........................................................           100.0%                              $1,793,992,045
                                                                            ========                           ================


Notes to Statement of Investments:
    (a)  Variable interest rate-subject to periodic change.
    (b) Securities restricted as to public resale. These securities were acquired from 11/18/96-2/14/97 at a cost of par value. At February 28, 1997, the aggregate value of these securities is $83 million representing approximately 4.6% of net assets and are valued at amortized cost.
    (c) These notes were acquired for investment, not with the intent to distribute or sell.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                  FEBRUARY 28, 1997
                                                                                                Cost                  Value
                                                                                           _______________      _______________
ASSETS:                          Investments in securities_See Statement of Investments    $1,773,699,019        $1,773,699,019
                                 Cash.......................................                                          3,788,903
                                 Interest receivable........................                                         16,930,087
                                 Prepaid expenses...........................                                             76,703
                                                                                                                _______________
                                                                                                                  1,794,494,712
                                                                                                                _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          365,429
                                 Accrued expenses and other liabilities.....                                            137,238
                                                                                                                _______________
                                                                                                                        502,667
                                                                                                                _______________
NET ASSETS..................................................................                                     $1,793,992,045
                                                                                                              =================
REPRESENTED BY:                  Paid-in capital............................                                     $1,794,483,164
                                 Accumulated net realized gain (loss) on investments                                   (491,119)
                                                                                                                _______________
NET ASSETS .................................................................                                    $1,793,992,045
                                                                                                              =================
SHARES OUTSTANDING
(3 BILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)...............                                      1,794,483,164
NET ASSET VALUE, offering and redemption price per share ...................                                              $1.00
                                                                                                                        =======
STATEMENT OF OPERATIONS                          YEAR ENDED FEBRUARY 28, 1997
INVESTMENT INCOME

INCOME                           Interest Income............................                                      $ 107,002,405

EXPENSES:                        Management fee_Note 2(a)...................                 $  9,681,910
                                 Shareholder servicing costs_Note 2(b)......                    3,138,758
                                 Custodian fees.............................                      137,496
                                 Professional fees..........................                       73,355
                                 Registration fees..........................                       43,913
                                 Prospectus and shareholders' reports.......                       41,877
                                 Directors' fees and expenses_Note 2(c).....                       25,556
                                 Miscellaneous..............................                       46,125
                                                                                              ____________
                                       Total Expenses.......................                   13,188,990
                                 Less_reduction in management fee due to
                                     undertaking_Note 2(a)..................                   (4,495,473)
                                                                                              ____________
                                       Net Expenses.........................                                         8,693,517
                                                                                                                  _____________
INVESTMENT INCOME_NET.......................................................                                         98,308,888
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                           (143,799)
                                                                                                                  _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 98,165,089
                                                                                                                 ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended               Year Ended
                                                                                   February 28, 1997         February 29, 1996
                                                                                   ___________________      ___________________
OPERATIONS:
  Investment income_net...............................................            $      98,308,888         $    113,449,165
  Net realized gain (loss) on investments.............................                    (143,799)                 (131,085)
                                                                                    _______________          _______________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                   98,165,089              113,318,080
                                                                                    _______________          _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net...............................................                 (98,308,888)             (113,449,165)
                                                                                    _______________          _______________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.......................................                1,753,786,198            2,618,953,833
  Dividends reinvested................................................                   92,292,687              106,821,314
  Cost of shares redeemed.............................................              (2,150,235,405)          (2,250,593,463)
                                                                                    _______________          _______________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.                (304,156,520)              475,181,684
                                                                                    _______________          _______________
      Total Increase (Decrease) in Net Assets.........................                (304,300,319)              475,050,599
NET ASSETS:
  Beginning of Period.................................................                2,098,292,364            1,623,241,765
                                                                                    _______________          _______________
  End of Period.......................................................              $ 1,793,992,045          $ 2,098,292,364
                                                                                   ================         =================


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.







                                                                              Fiscal Year Ended February,
                                                          ____________________________________________________________________
PER SHARE DATA:                                            1997            1996           1995            1994        1993(1)
                                                          _______         _______        _______         _______      _______
    Net asset value, beginning of period.........         $ 1.00         $ 1.00          $ 1.00          $ 1.00        $ 1.00
                                                          _______         _______        _______         _______      _______
    Investment Operations:
    Investment income_net......................            .051            .058            .046            .033          .032
                                                          _______         _______        _______         _______      _______
    Distributions:
    Dividends from investment income_net.........         (.051)          (.058)          (.046)          (.033)        (.032)
                                                          _______         _______        _______         _______      _______
    Net asset value, end of period...............         $ 1.00         $ 1.00          $ 1.00          $ 1.00        $ 1.00
                                                         ========        =======        =========        =======      ========
TOTAL INVESTMENT RETURN.........................           5.19%          5.97%           4.73%           3.40%      3.80%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......          .45%            .31%            .18%            .10%         -
    Ratio of net investment income
      to average net assets......................          5.08%          5.82%           4.70%           3.33%      3.66%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........           .23%           .31%            .46%            .55%       .71%(2)
    Net Assets, end of period (000's Omitted)        $1,793,992      $2,098,292      $1,623,242      $1,217,032      $734,349
_____________________________
    (1)  From April 24, 1992 (commencement of operations) to February 28, 1993.
    (2)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $482,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1997. The carryover does not include net realized securities losses from November 1, 1996 through February 28, 1997, which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $90,000 of the carryover expires in fiscal 2002, $126,000 expires in fiscal 2003, $57,000 expires in fiscal 2004 and $209,000 expires in fiscal 2005.
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to DREYFUS BASIC MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses exceed an annual rate of
 .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $4,495,473 during the period ended February 28, 1997.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1997, the Fund was charged an aggregate of $2,686,551 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $239,959 during the period ended February 28, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC MONEY MARKET FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Money Market Fund, Inc., including the statement of investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Money Market Fund, Inc. at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]


New York, New York
 April 2, 1997
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS BASIC
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            123AR972
[Dreyfus logo]
Registration Mark

BASIC
Money Market
Fund, Inc.
Annual Report
February 28, 1997